SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 2, 2006

ETHOS ENVIRONMENTAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-30237	88-0467241
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

7015 Alamitos Avenue San Diego, CA 92154
(Address of principal executive offices)
619-575-6800
(Registrant’s Telephone Number)

VICTOR INDUSTRIES, INC.
180 Southwest Higgins Avenue
Missoula, MT 59803
Tel. No.: (406) 549-2261
(Former name or former address, if changed since last report)

Copy of all Communications to:

SteadyLaw Group, LLP
6151 Fairmount Ave. Suite 201
San Diego, CA 92120
Tel. (619) 399-3090
Fax (619) 330-1888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

ྑ  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

ྑ  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

ྑ  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

ྑ  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

See Item 2.01 below.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On April 20, 2006, Victor Industries, Inc. (the “Registrant” or the “Company”), with the approval of its Board of Directors, executed an Agreement and Plan of Merger ("APR Merger”) with San Diego, CA based Ethos Environmental, Inc. (“Ethos”), a Nevada corporation.

On November 2, 2006, the Registrant and Ethos, having previously secured the necessary shareholder approval, consummated the APR Merger, as part of the APR Merger, the Registrant has redomiciled to Nevada, and changed its name to ETHOS ENVIRONMENTAL, INC. In addition thereto, and as part of the APR Merger, the Registrant has set a record date of November 16, 2006 for a reverse stock split of 1 for 1,200.

THE DESCRIPTION SET FORTH HEREIN OF THE TERMS AND CONDITIONS OF THE APR MERGER IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF SUCH AGREEMENT, WHICH IS FILED WITH THIS REPORT AS EXHIBIT 10.1 TO FORM 8-K FILED ON APRIL 24, 2006.

This report contains statements about the future, sometimes referred to as “forward--looking” statements. Forward-looking statements are typically identified by the use of the words “believe,” “may,” “should,” “expect,” “anticipate,” “estimate,” “project,” “propose,” “plan,” “intend” and similar words and expressions. Forward-looking statements are not guarantees of completion of proposed transactions, availability of tax-free treatment, or similar matters. Forward-looking statements are subject to risks and uncertainties outside of the Registrant’s control. Actual events or results may differ materially from the forward-looking statements. For a discussion of additional contingencies and uncertainties to which information respecting future events is subject, see Registrant’s other reports as filed with the Securities and Exchange Commission.

The Merger

The APR Merger provides for a business combination transaction by means of a merger of Ethos with and into the Company, with the Company as the corporation surviving the merger. Under the terms of the APR Merger, the Company acquired all issued and outstanding shares of Ethos in exchange for 17,718,187 shares of common stock of the Company. Shares of Company common stock, representing an estimated 97% of the total issued and outstanding shares of Company common stock, shall be issued to the Ethos stockholders. Ethos shareholders may exchange their shares beginning on or after November 16, 2006, the record date set for the reverse stock split.

Closing and Effective Time of the Merger

At a meeting of shareholders of Registrant held on October 30, 2006, a majority of shareholders voted in favor of the APR Merger. On November 2, 2006, the APR Merger closed.

New Name of Registrant & Headquarters:

• the name of Registrant is Ethos Environmental, Inc.;
•	the corporate headquarters and principal executive offices of Registrant are located at 7015 Alamitos Avenue in San Diego, CA 92154; and
•	Ethos is in the process of requesting a new symbol for trading on the Over The Counter Bulletin Board (“OTCBB”), which shall also reflect the reverse stock split of 1 for 1,200.

Merger Consideration

Pursuant to the APR Merger, the holders of securities of Ethos outstanding immediately before the merger will receive, in exchange for such securities, 17,718,187 shares of Company common stock. Now that the APR Merger has been completed, the pre-closing Ethos stockholders, following the reverse stock split set for November 16, 2006, will own approximately 97% of the total issued and outstanding common stock of the Registrant.

Tax Consequences of the Merger

The APR Merger is intended to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code and no gain or loss will be recognized by Registrant as a result of the APR Merger;

Accounting Treatment

The APR Merger will be accounted for under the purchase method of accounting as a reverse acquisition in accordance with U.S. generally accepted accounting principles for accounting and financial reporting purposes. Under this method of accounting, Ethos will be treated as the “acquired” company for financial reporting purposes. In accordance with guidance applicable to these circumstances, the APR Merger will be considered to be a capital transaction in substance. Accordingly, for accounting purposes, the APR Merger will be treated as the equivalent of Ethos issuing stock for the net monetary assets of Registrant, accompanied by a recapitalization. The net monetary assets of Registrant will be stated at their fair value, essentially equivalent to historical costs, with no goodwill or other intangible assets recorded.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

On November 2, 2006, pursuant to the terms of the APR Merger, the Company consummated the pending merger with Ethos Environmental, Inc.  The Company was the surviving corporation in the APR Merger.  As a result of the APR Merger, the Company is now domiciled in Nevada and has changed its name to Ethos Environmental, Inc.

In the APR Merger, each issued and outstanding share of Ethos common stock, par value $0.001 per share, will be exchanged for one newly issued share of the Registrant on or after November 16, 2006. On November 16, 2006, the Registrant will effectuate a reverse stock split of 1 for 1,200.

Additional information regarding this change in control is set forth in the Definitive 14A (“DEF 14A”) as filed with the Securities and Exchange Commission on October 4, 2006 and incorporated herein by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

In connection with the APR Merger, Lana Pope and Dave Boulter voluntarily resigned from the board of directors of the Company on November 3, 2006.

Following such resignations, as a result of the APR Merger, three persons became the Company’s board of directors: Enrique de Vilmorin, President, Chief Executive Officer, and Director, Jose Manuel Escobedo, Director and Secretary, and Luis Willars, Director and Treasurer.

The structure of the Registrant following the APR Merger is discussed at length in the DEF 14A filed on October 4, 2006 and incorporated herein by reference.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Per the terms of the APR Merger, the Company has effectuated the following:

(1)	Articles of Amendment to Articles of Incorporation filed with the Secretary of State of Idaho on November 1, 2006 effectuating reverse stock split;
(2)	Articles of Merger and Plan of Merger filed with Secretary of State of Idaho on November 1, 2006; and
(3)	Articles of Merger filed with Secretary of State of Nevada on November 3, 2006.

Since the APR Merger has been consummated, the proposed Articles of Incorporation and Bylaws, as set forth in the DEF 14A filed on or about October 4, 2006 and incorporated herein by reference, have now become the Articles of Incorporation and Bylaws of the Company.

The adoption of the new Articles and Bylaws, as part of the APR Merger, was effected with Company shareholder approval following submission to a vote of security holders.

ITEM 7.01 REGULATION FD DISCLOSURE

This Current Report on Form 8-K includes as an exhibit a press release, dated November 7, 2006, announcing the consummation of the merger between Ethos Environmental, Inc. and Victor Industries, Inc.

The press release is attached as Exhibit 99.1. This press release is furnished pursuant to Item 7.01 and the information contained in Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in Exhibit 99.1 shall not be deemed to be incorporated by reference into Registrant’s filings under the Securities Act of 1933.

ITEM 8.01 OTHER EVENTS

The Company has set a record date of November 16, 2006 for a reverse stock split of 1 for 1,200. This Amendment was filed with the DEF 14A on October 4, 2006 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired.

Filed with the Company’s DEF 14A on October 4, 2006 and incorporated herein by reference.

(b)	Pro Forma Financial Information.

Filed with the Company’s DEF 14A on October 4, 2006 and incorporated herein by reference.

(d)	Exhibits.

99.1	Press release, dated November 7, 2006, issued in connection with completion of merger

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 6, 2006    Ethos Environmental, Inc.

By:     /s/ Enrique de Vilmorin
Enrique de Vilmorin,
President & CEO